Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

The Aarki Acquisition

On June 1, 2021, the Company and Aarki, Inc. (“Aarki”) entered into an Agreement and Plan of Merger under which it would acquire Aarki and Aarki would become a wholly-owned subsidiary of the Company. On July 16, 2021, the Company completed the Aarki acquisition under the terms of the Agreement and Plan of Merger. The Company transferred $157.0 million in consideration comprised of approximately $90.0 million in cash and $67.0 million of Skillz Class A common stock to the existing Aarki shareholders and share-based award holders. The addition of Aarki’s technology-driven marketing platform will broaden the Company’s footprint across the rapidly expanding mobile gaming industry.

As the closing of the Aarki acquisition occurred subsequent to June 30, 2021, the Company’s financial results as of and for the three and six months ended June 30, 2021 do not contain the results of Aarki.

The purchase price, including replacement share awards, is comprised of the net assets acquired, including intangible assets such as developed technology, customer relationships, a trademark, other intangibles, and goodwill. A portion of the goodwill associated with the purchase is expected to be deductible for U.S. income tax purposes. The merger will be accounted for as a business combination pursuant to ASC 805, Business Combinations, whereby the Company is the accounting acquirer of Aarki. Due to the timing of the close of the Aarki acquisition, the Company has not completed its assessment of the accounting and valuation considerations related to the transaction. Additionally, supplemental pro forma information has not been provided for Aarki due to the timing of the closing of the merger.

Non-Marketable Equity Investment

On July 14, 2021, the Company invested $50.0 million in cash in a privately-held software company. The investment will not require consolidation into the Company’s financial statements because the privately held company is not a variable interest entity and the Company does not hold a majority voting interest as a result of the investment. The Company’s non-controlling interest will be accounted for under ASC 321, Investments — Equity Securities.

Redemption of Public Common Stock Warrants

On July 16, 2021, the Company announced the redemption of all public common stock warrants, held by Eagle Equity Partners II, LLC, a Delaware limited liability company (or its permitted transferees), to purchase shares of the Company's Class A common stock that were issued under the Warrant Agreement, dated as of March 5, 2020 (the "Warrant Agreement"), by and among Flying Eagle Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent and transfer agent, that remain outstanding on August 16, 2021.

16. Subsequent Events

In January 2021, the conditions for the release of the Earnout Shares were satisfied. The Sponsor will release 10,000,000 of its shares of FEAC Class B common stock from escrow as certain earnout conditions were satisfied. 5,000,000 of such shares will be released to the Sponsor in the form of shares of the Company’s Class A common stock and the other 5,000,000 shares will be released to the Old Skillz stockholders, who will receive shares of the Company’s common stock as a result of the Business Combination in the form of shares of Class A common stock of the Company (other than the Founder and a trust for the benefit of his family members, who will receive shares of Class B common stock of the Company).